UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021

Twin Vee Powercats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (772) 429-2525

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1 2021, Twin Vee Powercats Co., a Delaware corporation (the “Company”) appointed Carrie Gunnerson as the Company’s Chief Financial Officer and Principal Accounting Officer. In addition, on October 1, 2021, the Company entered into an agreement (the “Gunnerson Employment Agreement”), effective October 1, 2021 with Ms. Gunnerson to serve as the Company’s Chief Financial Officer and Principal Accounting Officer for an initial term of five years. In addition, upon the appointment of Ms. Gunnerson, Donna Barnett submitted her resignation as the Company’s Principal Accounting Officer, effective upon Ms. Gunnerson assuming her position.

Ms. Gunnerson, age 46, served as the President and Chief Executive Officer of Art’s Way Manufacturing Co., Inc. (‘Art’s Way”) from October 18 2007 until July 21, 2020, as its Chief Financial Officer from July 2004 until January 2012 and interim from September 2012 until January 22, 2015 and again from May 31, 2018 until February 1, 2020. Prior to joining Art’s Way in 2004, from 2001 until 2004 Ms. Gunnerson was employed by Tyco Plastics Inc., where she was responsible for all of the functions of a controller. Ms. Gunnerson was named a director of the Farm Equipment Manufacturers Association, effective in November 2016.

As stated above, on October 1, 2021, the Company entered into the Gunnerson Employment Agreement which becomes effective on October 1, 2021 (the “Effective Date”).

Ms. Gunnerson is entitled to an annual base salary of $175,000, which will accrue starting on the Effective Date. Ms. Gunnerson is eligible for a target bonus of 30% of the base salary paid to her during the prior fiscal year based upon the Compensation Committee’s assessment of her performance and the performance of the Company during the prior fiscal year.

The Gunnerson Employment Agreement also provides for an initial grant of options to purchase 136,000 shares of the Company’s common stock (the “Gunnerson Option”) to Ms. Gunnerson pursuant to the Twin Vee Power Cats Co. 2021 Stock Incentive Plan (the “2021 Plan”), with an exercise price at the fair market value on the date of grant, as determined by the Company’s Board of Directors. The Gunnerson Option vests pro rata on a monthly basis for sixty (60) months commencing on the first day of the month following October 1, 2021. Effective October 1, 2021, the Gunnerson Option was granted by the Compensation Committee of the Board of Directors. Ms. Gunnerson will also be eligible for additional grants of equity compensation from time to time, in a similar manner to other similarly situated executives, subject to the Company grant policy and applicable approvals of grants.

During the term of the Gunnerson Employment Agreement, the Company will pay for the cost of medical insurance for coverage for Ms. Gunnerson and her spouse. Ms. Gunnerson may also participate in benefit plans for which she is eligible as may be established from time to time by the Company for its executive employees.

The Gunnerson Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Ms. Gunnerson; (iii) by Ms. Gunnerson without good reason upon 90 days written notice to the Company; (iv) by the Company for Cause (as defined in the Gunnerson Employment Agreement); (v) by the Company without cause; or (vi) by Ms. Gunnerson for Good Reason (as defined in the Gunnerson Employment Agreement).If Ms. Gunnerson separates from employment for any reason or no reason, she is entitled to receive her accrued and unpaid base salary, any unpaid annual bonus earned from a prior year, any unreimbursed expenses accrued through the termination date and any amounts accrued through the termination date payable under any of the benefit plans in which she was a participant (the “Standard Termination Benefits”). If Ms. Gunnerson is terminated by the Company without Cause or Ms. Gunnerson resigns for Good Reason, and provided that she executes and does not revoke a separation agreement in form acceptable to the Company, she will receive the following severance: an amount equal to her base salary for (x) three (3) months if her termination or resignation occurs on or prior to the six month anniversary of the Effective Date and (y) six (6) months if her termination or resignation occurs after the six month anniversary of the Effective Date.

Ms. Gunnerson is subject to a one-year post-termination non-compete and non-solicit of employees and clients. She is also bound by confidentiality provisions.

Except as set forth herein, there are no understandings or arrangements between Ms. Gunnerson and any other person pursuant to which Ms. Gunnerson was appointed Chief Financial Officer and Principal Accounting Officer of the Company. In addition, there are no family relationships between Ms. Gunnerson and any director or executive officer of the Company, and except as set forth herein, Ms. Gunnerson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description of the Gunnerson Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Gunnerson Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On October 1, 2021, the Company issued a press releases announcing the appointment of Ms. Gunnerson as the Company’s Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Employment Agreement dated as of October 1, 2021 by and between Twin Vee Powercats Co. and Carrie Gunnerson, Effective October 1, 2021.
99.1	Press Release issued by Twin Vee Powercats Co. on October 1, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2021

TWIN VEE POWERCATS CO.

By:	/s/ Joseph Visconti
Name: Joseph Visconti
Title: Chief Executive Officer and President